Insurance - Liabilities for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses (Details) - USD ($)
$ in Millions
	Dec. 31, 2018	Dec. 31, 2017
Insurance [Abstract]
Expected death and annuitization	$ 229	$ 228
Guaranteed withdrawal benefits	472	357
Accrued persistency and premium bonuses	$ 1	$ 3